Exhibit 10.1

Amendment to Deed of Trust

This Amendment (including the annexes attached hereto, this “Amendment”) to the Deed (as defined below) is entered into between Medley Capital Corporation, a business development company incorporated under the laws of the State of Delaware, File Number 4815200 (the “Company”), and Mishmeret Trust Company Ltd., with its principal offices at 46-48 Menachem Begin Road, Tel Aviv (the “Trustee”).

WHEREAS,	The Company and the Trustee made and entered into that certain Deed of Trust on January 23, 2018 (including the schedules attached thereto, the “Deed”), with respect to notes of debt which were offered to the public by the Company (the “Notes”; the holders of the Notes, the “Noteholders”); and

WHEREAS,	According to the Deed, the Trustee serves as trustee for the Noteholders; and

WHEREAS,	The Trustee sent to the Company a letter, dated June 11, 2019, in which the Trustee raised, inter alia, certain claims and allegations towards the Company, directors, and officers of the Company, with respect to the Company, ce1iain affiliates of the Company and the Deed (the “Trustee’s Letter”); and

WHEREAS,	The Company sent to the Trustee a response letter, dated June 13, 2019, in which the Company denied the claims and allegations raised in the Trustee’s Letter in their entirety; and

WHEREAS,	The Company and the Trustee conducted discussions and negotiations and as a result the Company, has offered the Trustee and the Noteholders, without admitting to the claims or allegations of the Trustee and without waiving any right it may have, to enter into this Amendment subject to the fulfillment of the Conditions Precedent as detailed hereinafter;

NOW, THEREFORE, it is hereby agreed by and between the parties hereto that they will conform to the terms of this Amendment as set forth hereinafter, together with all the annexes hereto.

1.	All capitalized terms used and not otherwise defined herein shall have the respective meaning ascribed to them in the Deed.

2.	Section 2.2 of the Deed shall be replaced in its entirety to read as follows:

“The Principal of the Notes shall be repaid in eight (8) equal installments, each at the rate of twelve and a half percent (12.5%) of the original principal of the Notes (after giving effect to the reduction of Principal due to the repurchase of any Notes by the Company), which shall be payable as follows: (i) the first installment (the “Initial Principal Payment”) shall be paid on the ‘Effective Date’ of the Amendment to Deed of Trust published by the Company on July 16, 2019 (as defined in Section 17 therein) (the “Deed Amendment”); (ii) the following six (6) installments shall be paid on a quarterly basis, on the last day of each such quarter, namely, on September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and December 31, 2020; and (iii) the remaining outstanding balance owed under the Notes shall be paid on January 31, 2021. Attached to the Deed Amendment as Annex A is the applicable Am01iization Schedule.”

3.	Notwithstanding the provisions of Section 2.3 of the Deed, the interest to be paid pursuant to the Deed shall be payable on a quarterly basis, at the last day of each such quarter, namely, on September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and December 31, 2020 (each, an “Interest Payment Date”), for the period commencing on the previous Interest Payment Date and ending on the day immediately preceding the applicable Interest Payment Date (the “Interest Period”), except for: (i) the initial interest payment (the “Initial Interest Payment”), which shall be paid on the Effective Date, for the period commencing on February 27, 2019 and ending on the day immediately preceding such initial Interest Payment Date, (ii) the interest payment (the “Second Interest Payment”) payable on September 30, 2019, for the period commencing on the Effective Date and ending on the day immediately preceding such Interest Payment Date and (iii) the final interest payment (the “Final Interest Payment”), which shall be paid on January 31, 2021 (together with the final payment of the Principal), for the period commencing on December 31, 2020 and ending on January 31, 2021, and against the surrender of the Note Certificates to the Company and/or any third party as instructed by the Company, each of which to be calculated on the basis of a 365-day year and the actual number of days in such period.

3A.	At least 17 days prior to the Effective Date but no earlier than 45 days prior to the Effective Date, the Company shall publish an immediate report setting forth (i) the date of the Effective Date, (ii) the record date for the payment of the Initial Principal Payment and the Initial Interest Payment, (iii) the interest rate of the Initial Interest Payment which shall be paid on the Effective Date, and (iv) the interest rate of the Second Interest Payment which shall be paid on September 30, 2019 (assuming no other events which affect the interest rate as aforesaid shall occur). The Company shall include the final Amortization Table with such immediate report.

4.	Section 2.4 of the Deed (Record date) shall be amended to read in its entirety as follows: “Record date - Payments on account of the Principal and/or any interest thereon shall be paid to the relevant Noteholder on the following dates:

2.4.1	Payments due on February 27 - shall be paid to persons holding Notes on the Trading Day on February 15.

2.4.2	Payments due on August 27 - shall be paid to persons holding Notes on the Trading Day on August 15.

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2.4.3	Payments on the Effective Date - shall be paid to persons holding Notes on the Trading Day that falls twelve (12) days before the Effective Date.

2.4.4	Payments due on September 30 - shall be paid to persons holding Notes on the Trading Day on September 18.

2.4.5	Payments due on December 31 - shall be paid to persons holding Notes on the Trading Day on December 19.

2.4.6	Payments due on March 31 - shall be paid to persons holding Notes on the Trading Day on March 19.

2.4.7	Payments due on June 30 - shall be paid to persons holding Notes on the Trading Day on June 18.

2.4.8	The final payment of Principal and interest (on January 31, 2021) shall be made against the surrender of the Note Certificates to the Company, on the date of payment, at a location in Israel as the Company shall instruct the Trustee, no later than five (5) Business Days prior to the last date of payment.

In the event a certain date of payment on account of Principal and/or interest is not a Business Day, the date of such payment shall be postponed to the following Business Day and no interest or other payment shall be due on account of such delay, and the “record date” for determining the eligibility for redemption or interest shall not be changed as a result of such postponement.”

5.	Notwithstanding Sections 2.9.1 to 2.9.7 of the Deed the Company shall not be entitled to expand the series of the Notes (but the Company is not prohibited pursuant to this section from creating and offering new series of notes).

6.	In Section 6.1.1 of the Deed, the amount “275 million US Dollars” shall be replaced with the amount “215 million US Dollars”.

7.	Section 10.1.25 of the Deed, shall be replaced in its entirety to read as follows:

“If prior to November 30, 2019 the Notes’ rating will drop below il/B of Maalot (or a corresponding rating that will be determined by another Rating Agency, that will replace Maalot) except for (1) a downgrade described in sub-Section 7.1.9 above; and - (2) a temporary downgrade of the rating to “SD” as a result only of the Company’s engagement in this Amendment that shall be in effect until no later than October 1, 2019; or- If in the period between December 1, 2019 and April 1, 2020 the Notes’ rating will be below il/BB- of Maalot (or a corresponding rating that will be determined by another Rating Agency, that will replace Maalot), except for a downgrade described in sub-Section 7.1.9 above;or-

If on April 1, 2020 or thereafter the Notes’ rating will be below il/BBB- of Maalot (or a corresponding rating that will be determined by another Rating Agency, that will replace Maalot), except for a downgrade described in sub-Section 7.1.9 above.”

Notwithstanding the foregoing, nothing in this Section 7 shall derogate from the provisions of the Deed with respect to the increase or decrease (as the case may be) of the annual interest rate on the outstanding balance of the Principal upon an occurrence of a downgrade in the Notes’ rating.

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8.	Notwithstanding Section 9.1.7 of the Deed, in the event that the Company shall effect an early redemption of all or a portion of the Notes pursuant to Section 9 of the Deed within eighteen (18) months following the Effective Date, then the amount that shall be paid to the Noteholders in such early redemption shall be the liability value of the Notes in circulation that are to be redeemed early, i.e., the Principal plus accrued interest and linkage, until the date of early redemption (and for avoidance of doubt, the provision of Sections 9.1.7(2) and 9.1.7(3) of the Deed shall not apply in such early redemption). Such early redemption shall be applied on account of the last payment/s of Principal set forth in the Amortization Schedule.

9.	Notwithstanding Section 8 of the Deed, Medley Small Business Fund, LP, a Delaware limited partnership and consolidated subsidiary of the Company (“Medley Small Business Fund”), and Medley SLF Funding I LLC, a Delaware limited liability company and consolidated subsidiary of the Company (“Medley SLF”), shall each guarantee all of the Company’s obligations under the Deed (including this Amendment) and the Notes, pursuant to the guaranty agreements in the forms attached hereto as Annexes B and C. The guaranty provided by Medley Small Business Fund is hereinafter referred to as the “Medley Small Business Fund Guaranty” and the guaranty provided by Medley SLF is hereinafter referred to as the “Medley SLF Guaranty”. Each of Medley Small Business Fund and Medley SLF shall be subject to a security agreement in the forms attached hereto as Annexes D and E. The security agreement entered into by Medley Small Business Fund is hereinafter referred to as the “Medley Small Business Fund Security Agreement” and, the security agreement entered into by Medley SLF is hereinafter referred to as the “Medley SLF Security Agreement”.

10.	Each of the Company and Medley Small Business Fund hereby represents and warrants that:

(a) the total fair value (as such term is defined in the Company’s financial statements) of the assets of Medley Small Business Fund (the “Medley Small Business Fund Assets”) as of July 3, 2019 collectively was not less than USD 63 million based on the March 31, 2019 fair market values (most recently available) (including cash in the amount of USD 954,288.96 (the “MSB Cash”)), and on July 2, 2019, Medley Small Business Fund distributed to the Company USD $14,966,597.35; and (b) the Medley Small Business Fund Assets are free and clear of any third parties’ right, lien, claim or encumbrance, and there is no limitation whatsoever to grant a security interest and lien in favor of the Trustee, in the Medley Small Business Fund Assets as collateral; and (c) the Company and Medley Small Business Fund have no knowledge or indication that the aggregate fair value of the loans comprising the Medley Small Business Fund Assets and the Medley SLF Assets has materially changed since March 31, 2019; (d) Medley Small Business Fund does not have and shall not have any debts, obligations or expenses except for annual general expenses that shall not exceed USD 25,000 (the “Permitted Operating Expenses”); (e) the table attached hereto as Annex J sets forth the details with respect to each of the loans comprising the Medley Small Business Fund Assets, including the applicable 1 to 5 credit rating and the fair value of each such loan as of March 31, 2019. In addition, the Company hereby undertakes to set forth in each of its quaiierly and annual financial reports the aggregate fair value of the loans comprising the Medley Small Business Fund Assets as of the date of such report.

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11.	On or prior the Effective Date and as a condition precedent to the Effective Date, the Company shall have transferred the assets described in Annex F (the “Medley SLF Assets”) to Medley SLF. The Company and Medley SLF hereby represent and warrant that: (a) the total fair value (as such term is defined in the Company’s financial statements) of the Medley SLF Assets as of March 31, 2019 was not less than 27 million US Dollars; and (b) the Medley SLF Assets are free and clear of any third parties’ right, lien, claim or encumbrance and there is no limitation whatsoever to transfer such assets to Medley SLF, and for Medley SLF to grant a security interest and lien in favor of the Trustee in the Medley SLF Assets as collateral; and (c) the Company has no knowledge or indication that the aggregate fair value of the loans comprising the Medley SLF Assets and the Medley Small Business Fund Assets has materially changed since March 31, 2019; and (d) Medley SLF does not have and shall not have any debts, obligations or expenses except for annual general expenses that shall not exceed USD 25,000 (the “Permitted Operating Expenses”); and (e) the table attached hereto as Annex F sets forth the details with respect to each of the loans comprising the Medley SLF Assets, including the applicable 1 to 5 credit rating and the fair value of each such loan as of March 31, 2019. In addition, the Company hereby undertakes to set forth in each of its quarterly and annually financial reports the aggregate fair value of the loans comprising the Medley SLF Assets as of the date of such report.

12.	Neither the Company, Medley Small Business Fund, nor Medley SLF shall be permitted to use the Medley Small Business Fund Assets, or Medley SLF Assets, or any income or proceeds derived from any of the abovementioned assets, or any other payment or amount received by Medley Small Business Fund or Medley SLF from and after June 30, 2019 for any purpose other than as expressly provided herein. The limitations set forth in this Section 12 regarding Medley Small Business Fund Assets shall apply to the Company and Medley Small Business Fund until such time that the Notes have been fully repaid and satisfied. The limitations set forth in this Section 12 regarding Medley SLF Assets shall apply to the Company and Medley SLF until such time that the Merger (as defined in Section 14 herein) is consummated unless prior to such consummation the Trustee shall have commenced any actions to effect remedies with respect to any security interest or guarantee granted to the benefit of the Trustee pursuant to this Amendment (the aforesaid shall not derogate from the Company’s right to object in any way whatsoever to the Trustee’s effecting such remedies, if such right exists). Each quarterly and annual CFO certificate delivered by the Company to the Trustee pursuant to Section 6.1 of the Deed shall also confirm that the Company is in compliance with the provisions of this Section 12.

13.	Each of the Company and Medley Small Business Fund and Medley SLF hereby undertakes that any payments or amounts received by Medley Small Business Fund or by Medley SLF, from and after June 30, 2019, including without limitation on account of the Medley Small Business Assets or on account of Medley SLF Assets, including without limitation, interest, fees, principal, repayments or prepayments, and including the MSB Cash, shall be held in a designated bank account for such applicable entity and which account shall be subject to a Deposit Account Control Agreement in a form acceptable to the Trustee (each of the bank accounts of Medley Small Business Fund and of Medley SLF - the “Bank Account”; and together the “Bank Accounts”). The Company, Medley Small Business Fund and Medley SLF, shall inform the Trustee immediately after receiving any such amount.

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Any amounts in the Bank Accounts representing full or partial principal payments or principal prepayments on the Medley Small Business Fund Assets or Medley SLF Assets shall be used, as soon as practicable following their acceptance, according to TASE regulations, for early redemption of the Notes pursuant to Section 9 of the Deed, provided, however, that the amount that shall be paid to the Noteholders in such early redemption shall be the liability value of the Notes in circulation that are to be redeemed early, i.e., the Principal plus accrued interest and linkage, until the date of early redemption (and for avoidance of doubt, the provision of Sections 9.1.7(2) and 9.1.7(3) of the Deed shall not apply in such early redemption). Such Principal payments shall be applied on account of the last payment/s of Principal set forth in the Amortization Schedule.

All other amounts in the Bank Accounts, including, without limitation, payments of interest, fees and other income on the Medley Small Business Fund Assets or Medley SLF Assets shall be used to pay Permitted Operating Expenses of Medley Small Business Fund and Medley SLF and to make regularly scheduled principal installment payments on the Notes and to pay accrued interest on the Notes, in each case as and when due.

The Trustee’s security interest in the Medley Small Business Fund Assets shall be released only when the Notes are fully paid.

The CFO certificate as stated in Section 12 above shall include a breakdown of the amounts in the Bank Accounts and distinguish between the principal amounts and any other amounts.

14.	In the event that the Company merges with Sierra Income Corporation, while simultaneously a wholly-owned subsidiary of Sierra Income Corporation merges with Medley Management Inc. (the “Merger”), upon the closing of the Merger (the “Merger Closing Date”): the security interest in the Medley SLF Assets shall be automatically released unless prior to the Merger Closing Date the Trustee shall have commenced any actions to effect remedies with respect to such security interest (the aforesaid shall not derogate from the Company’s right to object in any way whatsoever to the Trustee’s effecting such remedies, if such right exists); the Medley SLF Guaranty shall be automatically terminated unless prior to the Merger Closing Date the Trustee shall have commenced any actions to effect remedies with respect to such guaranty (the aforesaid shall not derogate from the Company’s right to object in any way whatsoever to the Trustee’s effecting such remedies, if such right exists); the Trustee shall file or authorize the filing of the UCC-3 Termination Statement attached hereto as Annex H; and Medley SLF shall be free to transfer the Medley SLF Assets to Sierra Income Corporation, as the surviving entity in the Merger. Following the closing of the Merger, the Company shall publish an immediate report setting forth the date of the Merger Closing Date. For the avoidance of doubt, this Section and any other provision of this Amendment shall not derogate from Section 10.1.14 of the Deed.

15.	During the period commencing on the Effective Date and ending on the Merger Closing Date, the annual interest rate on the outstanding balance of the Principal, pursuant to the Deed, shall be decreased by a rate of 0.25% per annum; after the Merger Closing Date, the annual interest rate on the outstanding balance of the Principal, pursuant to the Deed, shall be further decreased by a rate of 0.5% per annum (i.e., a total decrease of 0.75% from the closing of the Merger).

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No later than two (2) Business Days following the Merger Closing Date, the Company shall publish an immediate report due to such change in interest as aforesaid, and the provisions of Sections 7.1.3 and 7.1.4 of the Deed shall apply, mutatus mutandis. For the avoidance of doubt, such report shall also include the following details: (a) the interest rate that the Principal shall bear for the period commencing on the first day of the then-current Interest Period and until the Merger Closing Date (calculated on the basis of a 365-day year and the actual number of days in such period) (in this sub-Section, the “Original Interest”); (b) the interest rate that the Principal shall bear commencing on the date immediately following the Merger Closing Date (which date shall be set forth in the report) and until the date immediately preceding the next Interest Payment Date (to the extent that the interest rate will not be adjusted pursuant to Section 7 of the Deed and calculated on the basis of a 365-day year and the actual number of days in such period); (c) the weighted interest rate to be paid by the Company to the Noteholders on the next Interest Payment Date, deriving from the interest payments described in clauses (a) and (b) above; (d) the annual interest rate reflected from the weighted interest rate; and (e) the updated annual interest rate and the quarterly interest rate for the period commencing on the next Interest Payment Date (i.e., the period commencing immediately following the period during which the Merger Closing Date occurred), computed by dividing such updated annual interest rate by four. For the removal of doubt, such report shall include the rate of the Final Interest Payment, payable on January 31, 2021.

From the day of publishing this Amendment by the Company and until the earlier of (a) the Merger Closing Date or (b) June 30, 2020, notwithstanding Sections 6.4 and 8.4 of the Deed, the Company shall not (1) pledge or undertake to pledge or grant any security interest or lien in any of its assets to any third party (other than to secure the Notes and other than nonconsensual liens arising in the ordinary course of business that do not secure indebtedness for borrowed money in an aggregate amount not to exceed USD 50,000 unless the Company removes such lien within 20 Business Days (the “Nonconsensual Liens”)) unless it obtains the prior consent of the Noteholders by Special Resolution; and (2) make any payment in connection with any long term indebtedness other than regularly scheduled payments, and inter alia shall not make any pre-payments on account of the Company’s 6.500% Notes due 2021 and the Company’s 6.125% Notes due 2023, and shall not purchase such notes.

16.	This Amendment is subject to the fulfilment of all of the following conditions (the “Conditions Precedent”).

16.1.	This Amendment has been approved at a Noteholders’ Meeting according to Section 25.2.2 of the Deed, no later than July 16, 2019.

16.2.	The Amendment has been approved by the TASE, no later than July 18, 2019; or if such approval requires the approval of the Tel Aviv District Court, no later than July 31, 2019. Each of the Trustee and the Company shall have the right to postpone the aforementioned dates by no more than 3 periods of up to 21 days each. The Company and the Trustee shall cooperate in order to receive the approval of the TASE to this Amendment and shall insert any changes to this Amendment as shall be required to receive such approval, provided that the aforementioned changes shall not affect the substance of the provisions of this Amendment.

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16.3.	To the extent necessary, this Amendment has been approved by the Tel Aviv District Court, in accordance with the provisions of Section 350 of the Companies Law 5759-1999, no later than July 31, 2019; Each of the Trustee and the Company shall have the right to postpone the aforementioned date by no more than 3 periods of up to 21 days each.;

16.4.	If any further action of the board of directors of the Company, Medley Small Business and Fund Medley SLF is necessary to authorize their execution and delivery of this Amendment, the boards’ shall have taken such action within one Business Day following the Trustee’s publication of this Amendment for approval by the Noteholders.

17.	Upon the fulfillment of the Conditions Precedent the Trustee shall set, following coordination with the TASE, a date in which the actions set f01ih below shall occur (the “Effective Date”). On the Effective Date:

17.1.	The Trustee shall execute this Amendment.

17.2.	The Company shall pay the Initial Principal Payment and the Initial Interest Payment to the Noteholders. If for any reason whatsoever such payments cannot be executed on the Effective date (including for reasons relating to the payment to be made by the Company to the Noteholders on September 30, 2019 (the “September Payment”)), then the Initial Principal Payment and the Initial Interest Payment shall be transferred to the Trustee on the Effective date and shall be paid to the Noteholders together and simultaneously with the September Payment.

17.3.	Medley Small Business Fund shall execute and deliver to the Trustee the Medley Small Business Fund Guaranty, which shall provide for the subordination to the Trustee’s claims and liens described herein of any subrogation claims of Medley Small Business Fund to the extent Medley Small Business Fund makes any payments under the Medley Small Business Fund Guaranty.

17.4.	Medley Small Business Fund shall execute and deliver to the Trustee the Medley Small Business Fund Security Agreement, pursuant to which (i) Medley Small Business Fund shall have granted in favor of the Trustee a first priority blanket security interest in and lien on all of the Medley Small Business Fund Assets including without limitation the Bank Account (the “MSB Blanket Security”); and (ii) authorized the Trustee to file all necessary financing statements (including without limitation UCC-1 Financing Statements) in all appropriate jurisdictions in connection therewith; for the avoidance of any doubt the MSB Blanket Security shall prevent Medley Small Business Fund from pledging any of its assets other than Nonconsensual Liens.

17.5.	Medley Small Business Fund, the Trustee and U.S. Bank National Association shall enter into an account control agreement, in form and substance satisfactory to the Trustee with respect to the Bank Account. In the event that, notwithstanding the best efforts of Medley Small Business Fund, such agreement cannot be executed on the Effective Date, Medley Small Business Fund shall enter into the account control agreement no later than July 31, 2019, and the provisions of such agreement shall also apply on any and all funds received by Medley Small Business Fund since June 30, 2019.

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17.6.	Medley SLF shall execute and deliver to the Trustee the Medley SLF Guaranty, which shall provide for the subordination to the Trustee’s claims and liens described herein of any subrogation claims of Medley SLF to the extent Medley SLF makes any payments under the Medley SLF Guaranty.

17.7.	Medley SLF Fund shall execute and deliver to the Trustee the Medley SLF Security Agreement, pursuant to which (i) Medley SLF shall have granted in favor of the Trustee a first priority blanket security interest in and lien on all of the Medley SLF Assets (the “SLF Blanket Security”); and (ii) authorized the Trustee to file all necessary financing statements (including without limitation UCC-1 Financing Statements) in all appropriate jurisdictions in connection therewith; for the avoidance of any doubt the SLF Blanket Security shall prevent Medley SLF Fund from pledging any of its assets other than Nonconsensual Liens.

17.8.	Medley SLF, the Trustee and U.S. Bank National Association shall enter into an account control agreement, in form and substance satisfactory to the Trustee with respect to the Bank Account. In the event that, notwithstanding the best efforts of Medley SLF, such agreement cannot be executed on the Effective Date, Medley SLF shall enter into the account control agreement no later than July 31, 2019, and the provisions of such agreement shall also apply on any and all funds received by Medley SLF since June 30, 2019.

17.9.	The Company shall deliver to the Trustee a legal opinion of the Company’s and Medley Small Business Fund’s and Medley SLF’s United States counsel (the “American Attorney”) addressed to the Trustee, in a form and substance satisfactory to the Trustee, that the Company and Medley Small Business Fund and Medley SLF have duly adopted all of the resolutions required for the granting of the security interests and liens on the pledge of Medley Small Business Fund Assets and of Medley SLF Assets, and for the granting of the guarantee of Medley Small Business Fund and of Medley SLF, and that the parties competent to sign in the Company’s and Medley Small Business Fund’s and Medley SLF’s name have signed on all of the required documents for the purposes of granting the security interests and liens and guarantees described herein. The identity of the signer and the fact that it is an authorized signatory for the Company and Medley Small Business Fund and Medley SLF shall be verified and confirmed by the American Attorney.

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17.10.	The Company shall deliver to the Trustee a confirmation in a the form attached hereto as Annex I, executed by a senior officer of the Company and Medley Small Business Fund and Medley SLF (Officer Certificate) confirming (i) the resolutions required for the purpose of entering into this Amendment and granting the security interests and liens and guarantees described herein have been adopted, (ii) the absence of any conflicting and/or contradictory undertakings on the part of the Company or Medley Small Business Fund or Medley SLF in connection with entering into this Amendment and granting the security interests and liens and guarantees described herein and (iii) the laws of the United States are those applicable to the grant of the security interests and liens and guarantees described herein.

17.11.	The Company shall deliver to the Trustee all relevant documents required to effect the security interest and liens in the Medley Small Business Fund Assets and the Medley SLF Assets as collateral.

17.12.	The Company shall pay the Trustee and its representatives all expenses and fees, including Trustee’s fees, legal fees, financial advisors’ fees and other expenses incurred through the Effective Date.

17.13.	The Company and Medley SLF shall deliver to the Trustee a written certification in the form attached hereto as Annex G that the Medley SLF Assets were transferred to Medley SLF.

18.	Subject to any relevant law - in the event that the Trustee shall request the special committee to provide the participants in the Go-Shop procedure that is planned to be executed in connection with the Merger (the “Go-shop”) any notice/s (the “Trustee Notice”) then upon the receipt of the Trustee Notice the special committee on behalf of the Company shall promptly deliver it to the participants unless the special committee determinates in good faith that such delivery will be prejudicial to the Go-shop process.

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19.1.	Subject to the Company and Medley Small Business Fund and Medley SLF fulfillment and execution of all of their obligations and undertakings pursuant to Section 17 of this Amendment, the Trustee and the Noteholders waive their right to accelerate the full balance of the amount due to the Noteholders (“Acceleration”) based on all claims and/or allegations and/or actions and/or rights which were raised and/or are an outcome and/or are deriving from the claims, allegations as set forth in the Trustee’s Letter. The Trustee and the Noteholders hereby confirm and represent, that as of the execution of this Amendment they are not aware of any claim, allegation, demand or cause of action that give rise for Acceleration, which were not set forth in the Trustee’s Letter.

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19.2.	Subject to the Company and Medley Small Business Fund and Medley SLF fulfillment and execution of all of their obligations and undertakings pursuant to the Deed and this Amendment, the Trustee and the Noteholders waive any claim and/or demand and/or right and/or action towards and/or in relation with the Company and/or its subsidiaries and affiliates (as defined in the U.S. Investment Company Act of 1940, as amended) and their respective employees (including their respective directors, officers, members of the Company’s board of directors, employees, stockholders, stakeholders, and advisors). The Trustee and the Noteholders hereby confirm and represent, that as of the execution of this Amendment they are not aware of any claim, allegation, demand or cause of action against the Company or and/or its subsidiaries and affiliates (as defined in the U.S. Investment Company Act of 1940, as amended) and their respective employees (including their respective directors, officers, members of the Company’s board of directors, employees, stockholders, stakeholders, and advisors), which were not set forth in the Trustee’s Letter. For the avoidance of doubt in the event that the Company or Medley Small Business Fund or Medley SLF fail to comply in full with the undertakings and obligations set forth herein or in the Deed (and inter alia in the event that the Company fails to repay any of the amounts due to the Note holders according to this Amendment and the Deed), then the waiver stated in this Section 19.2 shall be null and void.

20.	Each of the obligations of the Company, Medley Small Business Fund, and Medley SLF under this Amendment or its Annexes, shall be regarded as material obligations under the Deed. Without derogating from the above said, and for the avoidance of doubt, if the Company, Medley Small Business Fund, or Medley SLF fails to pay any amount under this Amendment, such failure shall be regarded as a failure to pay an amount under the Deed and in such case the Trustee and the Noteholders shall be entitled to accelerate the full balance of the amount due to the Noteholders according to Section 10.1.1 of the Deed.

21.	For the avoidance of doubt, it is clarified that the Trustee is not subject to and will not be subject to an obligation to examine, and in practice the Trustee has not examined and will not examine, the need to provide securities to secure the payments to the Noteholders. The Trustee was not asked to conduct, and the Trustee did not conduct in practice and will not conduct, a financial, accounting, or legal due diligence as to the state of the Company’s, Medley Small Business Fund’s, and Medley SLF’s business.

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22.	Except as expressly amended herein, all other terms and conditions set forth in the Deed shall remain in full force and effect. In case of a conflict between the provisions of the Amendment and the provisions of the Deed or any other applicable document with respect to the Deed, the provisions of this Amendment shall prevail. For the avoidance of doubt, Section 30 of the Deed shall apply to this Amendment, provided however, that notwithstanding anything to the contrary set forth in Section 30 of the Deed, the Medley Small Business Fund Guaranty, the Medley SLF Guaranty, the Medley Small Business Fund Security Agreement, and the Medley SLF Security Agreement shall be governed by New York law and the Trustee shall have the right to enforce such agreements and all of its rights and remedies against Medley Small Business Fund, Medley SLF, the Medley Small Business Fund Assets, and the Medley SLF Assets in accordance with New York law and/or in any court of competent jurisdiction.

23.	For the avoidance of doubt the Company’s address in Israel for purposes of service of process is 98 Yigal Alon Street, Tel Aviv 6789141 c/o Goldfarb Seligman & Co. Law Offices.

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IN WITNESS WHEREOF. the parties hereto have caused this Amendment to be duly executed on August 12, 2019.

Medley Capital Corporation		Mishmeret Trust Company Ltd

By:	/s/ Richard T. Allorto, Jr.	By:	/s/ Rami Katzav
	Richard T. Allorto, Jr.		Rami Katzav
	Chief Financial Officer		Vice President

Medley Capital Corporation		Mishmeret Trust Company Ltd
I the undersigned, Nathan Bryce, Esq., hereby confirm that this Deed of Trust was signed by Richard T. Allorto, Jr., and that his signature binds Medley Capital Corporation (the “Company”), in all respects.		I the undersigned, Adv. Shlomy Ilany hereby confirm that this Deed of Trust was signed by Rami Katzav, and that their signatures bind Mishmeret Trust Company Ltd. (the “Trustee”), in all respects.

	/s/ Nathan Bryce	/s/ Shlomy Ilany
	Nathan Bryce, Esq.	Shlomy Ilany, Adv.

Medley Small Business Fund, LP

By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr.
Chief Financial Officer

Medley Small Business Fund, LP
I the undersigned, Nathan Bryce, Esq., hereby confirm that this Deed of Trust was signed by Richard T. Allorto, Jr., and that his signature binds Medley Small Business Fund, LP, in all respects.

/s/ Nathan Bryce
Nathan Bryce, Esq.

Medley SLF Funding I LLC

By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr.
Chief Financial Officer

Medley SLF Funding I LLC
I the undersigned, Nathan Bryce, Esq., hereby confirm that this Deed of Trust was signed by Richard T. Allorto, Jr., and that his signature binds Medley SLF Funding I LLC, in all respects.

/s/ Nathan Bryce
Nathan Bryce, Esq.

13

Annex A

Amortization Schedule

A-1

Annex A

Amortization Schedule

Payment (% of the original principal of the Notes)	Date of payment
12.5%	The Effective Date
12.5%	30/09/2019
12.5%	31/12/2019
12.5%	31/03/2020
12.5%	30/06/2020
12.5%	30/09/2020
12.5%	31/12/2020
12.5%	31/01/2021
100%	Total

A-2

Annex B

Medley Small Business Fund Guaranty

FINAL

Guaranty Agreement

By

Medley Small Business Fund, LP,

as Guarantor

and

MISHMERET TRUST COMPANY LTD.,

as Trustee

___________________________

Dated as of July 3, 2019

Guaranty Agreement

GUARANTY AGREEMENT (this “Agreement”) dated as of July 3, 2019, is made between MEDLEY SMALL BUSINESS FUND, LP, a Delaware limited partnership (the “Guarantor”) and MISHMERET TRUST COMPANY LTD., a company limited by shares and incorporated in in Israel under the Companies Law, 5759-1999 (the “Trustee”).

WHEREAS, reference is made to that certain Deed of Trust, dated as of January 23, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Deed”) between Medly Capital Corporation, a business development company incorporated under the laws of the State of Delaware (the “Company”) and the Trustee;

WHEREAS, further reference is made to that certain Amendment to Deed of Trust (the “Amendment”), dated as of July 3, 2019 between the Company and the Trustee;

WHEREAS, the Guarantor and the Trustee have entered into a Security Agreement (the “Security Agreement”) dated as of the date hereof. Certain capitalized terms used herein shall have the meanings ascribed to such terms in the Security Agreement; and

WHEREAS, this Agreement is required by the terms of the Amendment.

NOW, THEREFORE, in consideration of the premises and in order to induce the Trustee to enter into the Amendment, the Guarantor hereby agrees as follows:

Section 1. Guaranty; Limitation of Liability. (a) The Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all of the Company’s obligations under the Deed and the Amendment (the “Obligations”), and agrees, to pay any and all costs and expenses (including, without limitation, reasonable and documented fees and expenses of counsel for the Trustee) incurred by the Trustee in enforcing any rights under this Agreement, the Deed and the Amendment (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Trustee under or in respect of the Deed and the Amendment but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company. For the avoidance of doubt, the Guarantor shall not be liable for more than the Guaranteed Obligations

(b) The Guarantor, and by its acceptance of this Agreement, the Trustee, hereby confirms that it is the intention of all such Persons that this Agreement and the Guaranteed Obligations of the Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Guaranteed Obligations of the Guarantor hereunder. To effectuate the foregoing intention, the Trustee and the Guarantor hereby irrevocably agree that the Guaranteed Obligations of the Guarantor under this Agreement at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of the Guarantor under this Agreement not constituting a fraudulent transfer or conveyance under applicable foreign, federal or state law. For purposes hereof, “Bankruptcy Law” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, fraudulent transfer, reorganization, or similar debtor relief Laws of the United States or any similar foreign, federal or state law for the relief of debtors from time to time in effect and affecting the rights of creditors generally.

Section 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Deed and the Amendment, regardless of any applicable law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Trustee with respect thereto. The obligations of the Guarantor under or in respect of this Agreement are independent of the Guaranteed Obligations or any other obligations of the Company under or in respect of the Deed and Amendment, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Agreement, irrespective of whether any action is brought against Company or whether the Company is joined in any such action or actions. This Agreement is a guaranty of payment when due, and not of collection. The liability of the Guarantor under this Agreement shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives (to the extent permitted by applicable Laws) any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of the Deed, the Amendment or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of Company under or in respect of the Deed or the Amendment, or any other amendment or waiver of or any consent to departure from Deed or the Amendment, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Collateral or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other obligations of the Company under the Deed, the Amendment or any other assets of any Loan Party or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of Company;

(f) any failure of the Trustee to disclose to the Company any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company now or hereafter known to the Trustee (the Guarantor waiving any duty on the part of the Trustee to disclose such information);

(g) the failure of any other Person to execute or deliver this Agreement or any other guaranty or agreement or the release or reduction of liability of the Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h) any other circumstance or any existence of or reliance on any representation by the Trustee that might otherwise constitute a defense available to, or a discharge of, the Company or any other guarantor or surety, other than irrevocable payment in full in cash of the Guaranteed Obligations (other than (A) contingent indemnification and reimbursement obligations not yet accrued and payable and (B) any other obligation (including a guarantee) that is contingent in nature and that has not yet accrued).

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Trustee or any other Person upon the insolvency, bankruptcy or reorganization of the Company, all as though such payment had not been made.

Section 3. Waivers and Acknowledgments. (a) The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable Laws, promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that the Company protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company or any other Person or any Collateral.

(b) The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Agreement and acknowledges that this Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable Laws, (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Trustee that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Guarantor or other rights of the Guarantor to proceed against any the Company, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of setoff or counterclaim against or in respect of the Guaranteed Obligations of the Guarantor hereunder.

(d) The Guarantor acknowledges that the Trustee may, without notice to or demand upon the Guarantor and without affecting the liability of the Guarantor under this Agreement, foreclose under any mortgage by nonjudicial sale (to the extent such sale is permitted by applicable Laws), and the Guarantor hereby waives, to the extent permitted by applicable Laws, any defense to the recovery by the Trustee against the Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable Laws.

(e) The Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Trustee to disclose to the Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company now or hereafter known by the Trustee.

(f) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by Deed and the Amendment and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4. Subrogation. Until the Guaranteed Obligations are indefeasibly satisfied in full (other than contingent indemnification and reimbursement obligations not yet accrued and payable), the Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor’s Guaranteed Obligations under or in respect of this Agreement or the Deed or the Amendment, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Trustee against the Company or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other insider guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until the occurrence of the Designated Date (as hereinafter defined). If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations (other than contingent indemnification and reimbursement obligations not yet accrued and payable), such amount shall be received and held in trust by the Guarantor for the benefit of the Trustee, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Trustee in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Deed or the Amendment, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Agreement thereafter arising. If the Guarantor shall make payment to the Trustee of all or any part of the Guaranteed Obligations and the Designated Date has occurred, the Trustee will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary or reasonably requested by the Guarantor to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by the Guarantor pursuant to this Agreement. For purposes of this Agreement, “Designated Date” means the first date to occur where all Guaranteed Obligations have been satisfied in full in cash (other than contingent indemnification and reimbursement obligations not yet accrued and payable).

Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments by or on account of any obligation of the Guarantor hereunder or under the Deed or the Amendment shall be made free and clear of and without deduction or withholding for any taxes.

Section 6. Representations and Warranties. The Guarantor hereby represents and warrants that the Guarantor has, independently and without reliance upon Trustee and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the Security Agreement, and the Guarantor has established adequate means of obtaining from the Company on a continuing basis information pertaining to, and is now and on a continuing basis will be familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of the Company.

Section 7. Covenants. The Guarantor covenants and agrees that, until the Designated Date has occurred, the Guarantor will perform and observe all of the terms, covenants and agreements set forth in this Agreement and the Security Agreement on its part to be performed or observed or that the Company has agreed in the Deed and the Amendment to cause the Guarantor to perform or observe.

Section 8. Amendments, Guaranty Supplements, Etc. No amendment or waiver of any provision of this Agreement and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee.

Section 9. No Waiver; Remedies. No failure on the part of the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10. Right of Setoff. Upon the occurrence and during the continuance of any Default, the Trustee is hereby authorized upon prior written notice to the Guarantor at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Trustee to or for the credit or the account of the Guarantor against any and all of the Guaranteed Obligations now or hereafter existing under the this Agreement, irrespective of whether the Trustee shall have made any demand under this Agreement or the Deed, the Amendment or the Security Agreement and although such Guaranteed Obligations may be unmatured; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Trustee under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that the Trustee may have.

Section 11. Subordination. The Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to the Guarantor by the Company, whether incurred prior to or after the date hereof, (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 11:

(a) Prohibited Payments, Etc. Unless the Trustee shall otherwise agree, the Guarantor shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations, other than the filing of proofs of claim or other similar requirements to preserve its rights as a creditor.

(b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to the Company, the Guarantor agrees that the Trustee shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before the Guarantor receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Default (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Company), the Guarantor shall, if the Trustee so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Trustee and deliver such payments to the Trustee on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Agreement.

(d) Trustee Authorization. After the occurrence and during the continuance of any Default (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Trustee is authorized and empowered (but without any obligation to so do), (i) in the name of the Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require the Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Trustee for application to the Guaranteed Obligations (including any and all Post Petition Interest).

Section 12. Continuing Guaranty; Assignments under the Credit Agreement; Termination of Guaranty. This Agreement is a continuing guaranty and shall (a) remain in full force and effect until the Designated Date, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Trustee and its successors, transferees and permitted assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, the Trustee may assign or otherwise transfer all or any portion of its rights and obligations under Deed to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Trustee herein or otherwise. The Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Trustee. On the Designated Date, this Agreement shall terminate automatically, and from and after the Designated Date, the Trustee shall sign any agreement, letter or certification as the Guarantor shall reasonably request to further evidence such termination, all of which shall be at the Guarantor’s expense.

Section 13. Execution in Counterparts. This Agreement and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or an electronic transmission of a .pdf copy thereof shall be effective as delivery of an original executed counterpart of this Agreement.

Section 14. Governing Law . THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), PROVIDED HOWEVER, THAT THE OBLIGATIONS (AS DEFINED HEREIN) AND ANY DEFAULT BY THE COMPANY UNDER THE DEED, SHALL BE GOVERNED BY ISRAELI LAW AS SET FORTH IN THE DEED.

Section 15. Submission to Jurisdiction; Waivers; Etc. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts of any of them;

(b) consents that any such action or proceeding may be brought in any court described in Section 15(a) and waives to the fullest extent permitted by applicable Law any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address or at such other address as may be permitted thereunder;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding against any party hereto or Trustee arising out of or relating to this Agreement, the Security Agreement, the Deed or the Amendment any special, exemplary, indirect, punitive or consequential damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement).

Section 16. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN OR RELATING THERETO.

[Remainder of the Page Intentionally Left Blank; Signature pages follow.]

In Witness Whereof, Guarantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Medley Small Business Fund, LP, as a Guarantor

By:
Name:	Brook Taube
Title:	Authorized Representtive

SIGNATURE PAGE

TO GUARANTY AGREEMENT

Acknowledged and accepted:

MISHMERET TRUST COMPANY LTD., as Trustee

By:
Name:
Title:

SIGNATURE PAGE

TO GUARANTY AGREEMENT

Annex C

Medley SLF Guaranty

FINAL

GUARANTY AGREEMENT

By

MEDLEY SLF FUNDING I LLC,

as Guarantor

and

MISHMERET TRUST COMPANY LTD.,

as Trustee

_______________________________

Dated as of July 3, 2019

Guaranty Agreement

GUARANTY AGREEMENT (this “Agreement”) dated as of July 3, 2019, is made between MEDLEY SLF FUNDING I LLC, a Delaware limited liability company (the “Guarantor”) and MISHMERET TRUST COMPANY LTD., a company limited by shares and incorporated in in Israel under the Companies Law, 5759-1999 (the “Trustee”).

WHEREAS, reference is made to that certain Deed of Trust, dated as of January 23, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Deed”) between Medly Capital Corporation, a business development company incorporated under the laws of the State of Delaware (the “Company”) and the Trustee;

WHEREAS, further reference is made to that certain Amendment to Deed of Trust (the “Amendment”), dated as of July 3, 2019 between the Company and the Trustee;

WHEREAS, the Guarantor and the Trustee have entered into a Security Agreement (the “Security Agreement”) dated as of the date hereof. Certain capitalized terms used herein shall have the meanings ascribed to such terms in the Security Agreement; and

WHEREAS, this Agreement is required by the terms of the Amendment.

NOW, THEREFORE, in consideration of the premises and in order to induce the Trustee to enter into the Amendment, the Guarantor hereby agrees as follows:

Section 1. Guaranty; Limitation of Liability. (a) The Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all of the Company’s obligations under the Deed and the Amendment (the “Obligations”), and agrees, to pay any and all costs and expenses (including, without limitation, reasonable and documented fees and expenses of counsel for the Trustee) incurred by the Trustee in enforcing any rights under this Agreement, the Deed and the Amendment (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Trustee under or in respect of the Deed and the Amendment but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company. For the avoidance of doubt, the Guarantor shall not be liable for more than the Guaranteed Obligations

(b) The Guarantor, and by its acceptance of this Agreement, the Trustee, hereby confirms that it is the intention of all such Persons that this Agreement and the Guaranteed Obligations of the Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Guaranteed Obligations of the Guarantor hereunder. To effectuate the foregoing intention, the Trustee and the Guarantor hereby irrevocably agree that the Guaranteed Obligations of the Guarantor under this Agreement at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of the Guarantor under this Agreement not constituting a fraudulent transfer or conveyance under applicable foreign, federal or state law. For purposes hereof, “Bankruptcy Law” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, fraudulent transfer, reorganization, or similar debtor relief Laws of the United States or any similar foreign, federal or state law for the relief of debtors from time to time in effect and affecting the rights of creditors generally.

Section 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Deed and the Amendment, regardless of any applicable law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Trustee with respect thereto. The obligations of the Guarantor under or in respect of this Agreement are independent of the Guaranteed Obligations or any other obligations of the Company under or in respect of the Deed and Amendment, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Agreement, irrespective of whether any action is brought against Company or whether the Company is joined in any such action or actions. This Agreement is a guaranty of payment when due, and not of collection. The liability of the Guarantor under this Agreement shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives (to the extent permitted by applicable Laws) any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of the Deed, the Amendment or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of Company under or in respect of the Deed or the Amendment, or any other amendment or waiver of or any consent to departure from Deed or the Amendment, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Collateral or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other obligations of the Company under the Deed, the Amendment or any other assets of any Loan Party or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of Company;

(f) any failure of the Trustee to disclose to the Company any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company now or hereafter known to the Trustee (the Guarantor waiving any duty on the part of the Trustee to disclose such information);

(g) the failure of any other Person to execute or deliver this Agreement or any other guaranty or agreement or the release or reduction of liability of the Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h) any other circumstance or any existence of or reliance on any representation by the Trustee that might otherwise constitute a defense available to, or a discharge of, the Company or any other guarantor or surety, other than irrevocable payment in full in cash of the Guaranteed Obligations (other than (A) contingent indemnification and reimbursement obligations not yet accrued and payable and (B) any other obligation (including a guarantee) that is contingent in nature and that has not yet accrued).

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations that is made on or prior to the Designated Date is rescinded or must otherwise be returned by the Trustee or any other Person upon the insolvency, bankruptcy or reorganization of the Company, all as though such payment had not been made.

Section 3. Waivers and Acknowledgments. (a) The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable Laws, promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that the Company protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company or any other Person or any Collateral.

(b) Prior to the termination of this Agreement pursuant to Section 12, the Guarantor hereby unconditionally and irrevocably waives any right to revoke this Agreement and acknowledges that this Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable Laws, (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Trustee that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Guarantor or other rights of the Guarantor to proceed against any the Company, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of setoff or counterclaim against or in respect of the Guaranteed Obligations of the Guarantor hereunder.

(d) The Guarantor acknowledges that the Trustee may, without notice to or demand upon the Guarantor and without affecting the liability of the Guarantor under this Agreement, foreclose under any mortgage by nonjudicial sale (to the extent such sale is permitted by applicable Laws), and the Guarantor hereby waives, to the extent permitted by applicable Laws, any defense to the recovery by the Trustee against the Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable Laws.

(e) The Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Trustee to disclose to the Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company now or hereafter known by the Trustee.

(f) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by Deed and the Amendment and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4. Subrogation. Until the Guaranteed Obligations are indefeasibly satisfied in full (other than contingent indemnification and reimbursement obligations not yet accrued and payable), the Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor’s Guaranteed Obligations under or in respect of this Agreement or the Deed or the Amendment, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Trustee against the Company or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other insider guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until the occurrence of the Designated Date (as hereinafter defined). If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations (other than contingent indemnification and reimbursement obligations not yet accrued and payable), such amount shall be received and held in trust by the Guarantor for the benefit of the Trustee, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Trustee in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Deed or the Amendment, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Agreement thereafter arising. If the Guarantor shall make payment to the Trustee of all or any part of the Guaranteed Obligations and the Designated Date has occurred, the Trustee will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary or reasonably requested by the Guarantor to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by the Guarantor pursuant to this Agreement. For purposes of this Agreement, “Designated Date” means the earlier to occur of (a) the date of closing of the Merger (as defined in the Amendment), but only to the extent the Trustee had not yet taken any action to effect any remedies against the Guarantor hereunder prior to such date (the aforesaid shall not derogate from the Company’s right to object in any way whatsoever to the Trustee’s effecting such remedies, if such right exists) and (b) first date to occur where all Guaranteed Obligations have been satisfied in full in cash (other than contingent indemnification and reimbursement obligations not yet accrued and payable).

Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments by or on account of any obligation of the Guarantor hereunder or under the Deed or the Amendment shall be made free and clear of and without deduction or withholding for any taxes.

Section 6. Representations and Warranties. The Guarantor hereby represents and warrants that the Guarantor has, independently and without reliance upon Trustee and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the Security Agreement, and the Guarantor has established adequate means of obtaining from the Company on a continuing basis information pertaining to, and is now and on a continuing basis will be familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of the Company.

Section 7. Covenants. The Guarantor covenants and agrees that, until the Designated Date has occurred, the Guarantor will perform and observe all of the terms, covenants and agreements set forth in this Agreement and the Security Agreement on its part to be performed or observed or that the Company has agreed in the Deed and the Amendment to cause the Guarantor to perform or observe.

Section 8. Amendments, Guaranty Supplements, Etc. No amendment or waiver of any provision of this Agreement and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee.

Section 9. No Waiver; Remedies. No failure on the part of the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10. Right of Setoff. Upon the occurrence and during the continuance of any Default, the Trustee is hereby authorized upon prior written notice to the Guarantor at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Trustee to or for the credit or the account of the Guarantor against any and all of the Guaranteed Obligations now or hereafter existing under the this Agreement, irrespective of whether the Trustee shall have made any demand under this Agreement or the Deed, the Amendment or the Security Agreement and although such Guaranteed Obligations may be unmatured; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Trustee under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that the Trustee may have.

Section 11. Subordination. The Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to the Guarantor by the Company, whether incurred prior to or after the date hereof, (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 11:

(a) Prohibited Payments, Etc. Unless the Trustee shall otherwise agree, the Guarantor shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations, other than the filing of proofs of claim or other similar requirements to preserve its rights as a creditor.

(b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to the Company, the Guarantor agrees that the Trustee shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before the Guarantor receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Default (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Company), the Guarantor shall, if the Trustee so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Trustee and deliver such payments to the Trustee on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Agreement.

(d) Trustee Authorization. After the occurrence and during the continuance of any Default (including, without limitation, the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Trustee is authorized and empowered (but without any obligation to so do), (i) in the name of the Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require the Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Trustee for application to the Guaranteed Obligations (including any and all Post Petition Interest).

Section 12. Continuing Guaranty; Assignments under the Credit Agreement; Termination of Guaranty. This Agreement is a continuing guaranty and shall (a) remain in full force and effect until the Designated Date, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Trustee and its successors, transferees and permitted assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, the Trustee may assign or otherwise transfer all or any portion of its rights and obligations under Deed to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Trustee herein or otherwise. The Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Trustee. On the Designated Date, this Agreement shall terminate automatically, and from and after the Designated Date, the Trustee shall sign any agreement, letter or certification as the Guarantor shall reasonably request to further evidence such termination, all of which shall be at the Guarantor’s expense.

Section 13. Execution in Counterparts. This Agreement and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or an electronic transmission of a .pdf copy thereof shall be effective as delivery of an original executed counterpart of this Agreement.

Section 14. Governing Law . THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), PROVIDED HOWEVER, THAT THE OBLIGATIONS (AS DEFINED HEREIN) AND ANY DEFAULT BY THE COMPANY UNDER THE DEED, SHALL BE GOVERNED BY ISRAELI LAW AS SET FORTH IN THE DEED.

Section 15. Submission to Jurisdiction; Waivers; Etc. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts of any of them;

(b) consents that any such action or proceeding may be brought in any court described in Section 15(a) and waives to the fullest extent permitted by applicable Law any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address or at such other address as may be permitted thereunder;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding against any party hereto or Trustee arising out of or relating to this Agreement, the Security Agreement, the Deed or the Amendment any special, exemplary, indirect, punitive or consequential damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement).

Section 16. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN OR RELATING THERETO.

[Remainder of the Page Intentionally Left Blank; Signature pages follow.]

In Witness Whereof, Guarantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

MEDLEY SLF FUNDING I LLC, as a Guarantor

By:
Name:	Brook Taube
Title:	Authorized Representative

SIGNATURE PAGE

TO GUARANTY AGREEMENT

Acknowledged and accepted:

MISHMERET TRUST COMPANY LTD., as Trustee

By:
Name:
Title:

SIGNATURE PAGE

TO GUARANTY AGREEMENT

Annex D

Medley Small Business Fund Security Agreement

FINAL

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of July 3, 2019 (this “Agreement”), is made between MEDLEY SMALL BUSINESS FUND, LP, a Delaware limited partnership (the “Obligor”) and MISHMERET TRUST COMPANY LTD. , a company limited by shares and incorporated in in Israel under the Companies Law, 5759-1999 (the “Trustee” ).

RECITALS

WHEREAS, reference is made to that certain Deed of Trust, dated as of January 23, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Deed”) between Medley Capital Corporation, a business development company incorporated under the laws of the State of Delaware (the “Company”) and the Trustee;

WHEREAS, further reference is made to that certain Amendment to Deed of Trust (the “Amendment”), dated as of July 3, 2019 between the Company and the Trustee; and

WHEREAS, this Agreement is required by the terms of the Amendment.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) The following terms shall have the meanings set forth in the Uniform Commercial Code of the State of New York (the “UCC”): Accession, Account, Adverse Claim, Certificated Security, Chattel Paper, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Money, Proceeds, Securities Account, Securities Intermediary, Security, Security Entitlement, Software, Supporting Obligation and Tangible Chattel Paper.

(b) As used herein, the following terms shall have the meanings set forth below:

“Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” means any written agreement, naming the Obligor as licensor, granting any right under any Copyright.

“Copyrights” means (i) all copyrights registered in the United States in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or political subdivision thereof, and (ii) all renewals thereof.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any of the following: (1) the occurrence of any of the events set forth in Section 10 of the Deed, as modified by Section 19 of the Amendment with respect to the Company, Obligor or Medley SLF Funding I LLC (“Medley SLF”); (2) the Obligor or Medley SLF is in fundamental breach of the terms of the Guaranty, the guaranty agreement entered into by Medley SLF on the date hereof (the “Medley SLF Guaranty”), this Agreement or the security agreement entered into by Medley SLF on the date hereof, (the “Medley SLF Security Agreement”) or such applicable party does not fulfill any of its material obligations in the framework of any of them, the Trustee provides written notice to the Obligor to remedy the breach and the Obligor fails to remedy such breach within seven (7) Business Days (as defined in the Deed) from the date such notice of breach was received by the Obligor (provided that to the extent such breach is subject to a notice period under Section 10 of the Deed, as modified by the Amendment, such notice periods shall run concurrently); or (3) any material representations of the Obligor or Medley SLF in the Guaranty or the Medley SLF Guaranty, this Agreement or the Medley SLF Security Agreement, as applicable, is not correct when made, the Trustee provides notice to the Obligor to remedy the misrepresentation, and the Obligor fails to remedy such misrepresentation within fourteen (14) days from the date notice of such misrepresentation was received by the Obligor (provided that to the extent such breach is subject to a notice period under Section 10 of the Deed, as modified by the Amendment, such notice periods shall run concurrently).

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranty” means that certain Guaranty, dated as of the date hereof, between the Obligor and the Trustee, as such Guaranty may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, binding guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including any binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any financing lease having substantially the same economic effect as any of the foregoing).

“Patent License” means any agreement, whether written or oral, providing for the grant by or to the Obligor of any right under any Patent, including any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (i) all letters patent of the United States or any other country or any political subdivision thereof and all reissues and extensions thereof, and (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Secured Obligations” means: (a) the prompt and complete payment when due (whether by acceleration or otherwise) of all monies guaranteed (including interest and charges thereon) by the Obligor to the Trustee under and pursuant to the Guaranty; and (b) any and all other liabilities and obligations of every name and nature whatsoever of the Obligor to the Trustee under the Guaranty and/or any other agreement or instrument executed and delivered pursuant thereto (including, for the avoidance of doubt, the Company’s obligations pursuant to the Deed and the Amendment guaranteed hereunder) whether such liabilities and obligations be direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, due or to become due, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to the Obligor, would have accrued on any Secured Obligation, whether or not a claim is allowed against the Obligor for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to Obligor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and (b) all renewals thereof.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the Obligor hereby grants, pledges and assigns to the Trustee, a continuing security interest in, and a right to set off against, any and all right, title and interest of the Obligor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all Copyrights;

(d)	all Copyright Licenses;

(e)	all Deposit Accounts;

(f)	all Documents;

(g)	all Equipment;

(h)	all Fixtures;

(i)	all General Intangibles;

(j)	all Instruments;

(k)	all Inventory;

(l)	all Investment Property;

(m)	all Letter-of-Credit Rights;

(n)	all Money;

(o)	all Patents;

(p)	all Patent Licenses;

(q)	all Securities Accounts;

(r)	all Software;

(s)	all Supporting Obligations;

(t)	all Trademarks;

(u)	all Trademark Licenses; and

(v)	all Accessions and all Proceeds of any and all of the foregoing.

The Obligor and the Trustee hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

3. Representations and Warranties. The Obligor hereby represents and warrants to the Trustee, that:

(a) Ownership. The Obligor is the legal and beneficial owner of the Collateral and has the right to pledge, sell, assign or transfer the same.

(b) Security Interest/Priority. This Agreement creates a valid security interest in favor of the Trustee in the Collateral and, when properly perfected by the filing of a UCC financing statement, shall constitute a valid, perfected, first priority security interest in such Collateral, to the extent such security interest can be perfected by filing a financing statement under the UCC, free and clear of all Liens. With respect to any Collateral consisting of a Deposit Account or held in a Securities Account, upon execution and delivery by the Obligor, the applicable depository bank or Securities Intermediary and the Trustee of an agreement granting control to the Trustee over such Collateral (an “Account Control Agreement”), the Trustee shall have a valid and perfected, first priority security interest in such Collateral. Obligor has no Deposit Accounts other than the Deposit Accounts for which an Account Control Agreement in favor of Trustee has been executed and delivered by Obligor.

(c) Contracts; Agreements. Obligor has no material contracts, agreements or licenses constituting Collateral which are non-assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein, except to the extent consent to the assignment and/or security interest, as applicable, has been obtained and remains in effect.

(d) Changes in Structure; Tradenames; Changes in Legal Name. The Obligor has not (i) been party to a merger, consolidation or other change in structure, (ii) used any tradename, or (iii) changed its legal name, in each case, in the five (5) years prior to the date hereof, except that the Obligor changed its name from Medley SBIC, LP.

(e) All representations and warranties provided by the Obligor under the Amendment are incorporated herein.

4. Covenants. The Obligor covenants that the Obligor shall execute and deliver to the Trustee such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Trustee may reasonably request) and do all such other things as the Trustee may reasonably deem necessary or appropriate (i) to assure the Trustee of the creation, perfection and priority of the security interests hereunder, including (A) such instruments as the Trustee may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Trustee of its rights and interests hereunder, and, in furtherance of the foregoing, the Obligor hereby irrevocably makes, constitutes and appoints the Trustee, its nominee or any other person whom the Trustee may designate, solely upon the occurrence and during the continuance of a Default, as the Obligor’s attorney in fact with full power and for the limited purpose to sign in the name of the Obligor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Trustee’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the payment in full of the Secured Obligations. Obligor further covenants and agrees that it will not (i) open or maintain any Deposit Account other than the Deposit Account(s) for which Obligor has executed and delivered in favor of the Trustee an Account Control Agreement, or (ii) pledge or undertake to pledge or grant any security interest or lien in any of the Collateral to any third party (other than Non-Consensual Liens (as defined in the Amendment) and liens to secure the Secured Obligations).

5. Authorization to File Financing Statements. The Obligor hereby authorizes Trustee to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Trustee may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).

6. Remedies.

(a) General Remedies. Upon the occurrence and during the continuance of a Default, the Trustee shall have, in addition to the rights and remedies provided herein, in the Guaranty, in any other documents relating to the Secured Obligations, or by Law (including levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral) at such place and time or times as are commercially reasonable, to sell and deliver any or all Collateral held by or for it at public or private sale, at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as are commercially reasonable (subject to any and all mandatory legal requirements). The Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms that might have been obtained at a public sale. Neither the Trustee’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, the Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on the Obligor at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Trustee shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, the Trustee may be a purchaser at any such sale. To the extent permitted by applicable Law, the Obligor hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Trustee may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Trustee may further postpone such sale by announcement made at such time and place.

(b) Deposit Accounts. On or prior to July 31, 2019, the Trustee will have a blocked account control agreement on all of the Obligor’s Deposit Accounts. The Obligor agrees that the Trustee may prevent withdrawals or other dispositions of funds in Deposit Accounts, and the Trustee agrees that it will consent to withdrawals from the Deposit Accounts for the purposes of (i) paying the Obligor’s general expenses not in excess of USD 25,000 in any twelve-month period (ii) making non-regularly scheduled redemption payments on the Notes (as described and defined in the Deed) from amounts in the Deposit Account representing full or partial principal payments or prepayments (“Principal Paydowns”) and (iii) making regularly scheduled interest and principal payments on the Notes (as described and defined in the Deed) from all amounts in the Deposit Account other than Principal Paydowns.

(c) Access. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of a Default, the Trustee shall have the right to enter and remain upon the premises of the Obligor without cost or charge to the Trustee, and use the same, together with materials, supplies, books and records of the Obligor for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, upon the occurrence and during the continuance of a Default, the Trustee may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d) Nonexclusive Nature of Remedies. Failure by the Trustee to exercise any right, remedy or option under this Agreement, the Guaranty, any other document relating to the Secured Obligations, or as provided by Law, or any delay by the Trustee in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Trustee shall only be granted as provided herein. To the extent permitted by Law, neither the Trustee, nor any party acting as attorney for the Trustee, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder, as determined by a court of competent jurisdiction by final and non-appealable judgment. The rights and remedies of the Trustee under this Agreement shall be cumulative and not exclusive of any other right or remedy that the Trustee may have.

(e) Retention of Collateral. In addition to the rights and remedies hereunder, the Trustee may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Trustee shall have provided such notices, however, the Trustee shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Trustee is legally entitled, the Obligor shall be liable for the deficiency, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

7. Rights of the Trustee.

(a) Power of Attorney. In addition to other powers of attorney contained herein, the Obligor hereby designates and appoints the Trustee and each of its designees or agents, as attorney- in-fact of Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of a Default:

(i) demand, collect, settle, compromise, adjust, and give discharges and releases, all as the Trustee may reasonably determine;

(ii) commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii) defend, settle or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Trustee may deem reasonably appropriate;

(iv) receive and open mail addressed to the Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of the Obligor on behalf of and in the name of the Obligor, or securing, or relating to such Collateral;

(v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Trustee were the absolute owner thereof for all purposes;

(vi) adjust and settle claims under any insurance policy relating thereto;

(vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Trustee may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(viii) institute any foreclosure proceedings that the Trustee may deem appropriate;

(ix) sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(x) pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xi) direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Trustee or as the Trustee shall direct;

(xii) receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(xiii) do and perform all such other acts and things as the Trustee may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until the termination of this Agreement. The Trustee shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Trustee in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Trustee shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. This power of attorney is conferred on the Trustee solely to protect, preserve and realize upon its security interest in the Collateral.

(b) The Trustee’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Trustee hereunder, the Trustee shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligor shall be responsible for preservation of all rights in the Collateral, and the Trustee shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligor. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Trustee accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Trustee shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 6 hereof, the Trustee shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale, except as required by applicable Law.

8. Application of Proceeds. Upon the acceleration of the Secured Obligations pursuant to Section 10 of the Deed, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Trustee or any Secured Party in Money, will be applied in reduction of the Secured Obligations.

9. Continuing Agreement.

(a) This Agreement shall remain in full force and effect until payment in full of the Secured Obligations and the Trustee shall, upon the request and at the expense of the Obligor, release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligor evidencing such termination.

(b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment of the Secured Obligations is rescinded or must otherwise be restored or returned by the Trustee, in whole or in part, as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event any such payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all costs and expenses (including any legal fees, charges and disbursements) incurred by the Trustee in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

10. Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated without the consent of the parties hereto.

11. Successors in Interest. This Agreement shall be binding upon the Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee and its successors and permitted assigns.

12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

13. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

14. Governing Law; Submission to Jurisdiction; Waiver of Venue. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT THE DETERMINATION OF WHETHER A DEFAULT HAS OCCURRED UNDER THE DEED SHALL BE GOVERNED BY ISRAELI LAW AS SET FORTH IN THE DEED. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE OBLIGOR AND THE TRUSTEE CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE OBLIGOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.

15. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE GUARANTY, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY

16. Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

17. Entirety. This Agreement, the Deed, the Amendment, the Guaranty and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings, if any.

[remainder of the page intentionally left blank; signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

OBLIGOR:	MEDLEY SMALL BUSINESS FUND, LP
a Delaware limited partnership

By:
	Name:	Brook Taube
	Title:	Authorized Representative

TRUSTEE:

Accepted and agreed to as of the date first above written.

MISHMERET TRUST COMPANY LTD.,

a [_____________________]

By:
Name:
Title:

Annex E

Medley SLF Security Agreement

FINAL

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of July 3, 2019 (this “Agreement”), is made between MEDLEY SLF FUNDING I LLC, a Delaware limited liability company (the “Obligor”) and MISHMERET TRUST COMPANY LTD. , a company limited by shares and incorporated in in Israel under the Companies Law, 5759-1999 (the “Trustee” ).

RECITALS

WHEREAS, reference is made to that certain Deed of Trust, dated as of January 23, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Deed”) between Medley Capital Corporation, a business development company incorporated under the laws of the State of Delaware (the “Company”) and the Trustee;

WHEREAS, further reference is made to that certain Amendment to Deed of Trust (the “Amendment”), dated as of July 3, 2019 between the Company and the Trustee; and

WHEREAS, this Agreement is required by the terms of the Amendment.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) The following terms shall have the meanings set forth in the Uniform Commercial Code of the State of New York (the “UCC”): Accession, Account, Adverse Claim, Certificated Security, Chattel Paper, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Money, Proceeds, Securities Account, Securities Intermediary, Security, Security Entitlement, Software, Supporting Obligation and Tangible Chattel Paper.

(b) As used herein, the following terms shall have the meanings set forth below: “Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” means any written agreement, naming the Obligor as licensor, granting any right under any Copyright.

“Copyrights” means (i) all copyrights registered in the United States in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or political subdivision thereof, and (ii) all renewals thereof.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any of the following: (1) the occurrence of any of the events set forth in Section 10 of the Deed, as modified by Section 19 of the Amendment with respect to the Company, Obligor or Medley Small Business Fund, LP (“MSBF”); (2) the Obligor or MSBF is in fundamental breach of the terms of the Guaranty, the guaranty agreement entered into by MSBF on the date hereof (the “MSBF Guaranty”), this Agreement or the Security agreement entered into by MSBF on the date hereof (the “MSBF Security Agreement”) or such applicable party does not fulfill any of its material obligations in the framework of any of them, the Trustee provides written notice to the Obligor to remedy the breach and the Obligor fails to remedy such breach within seven (7) Business Days (as defined in the Deed) from the date such notice of breach was received by the Obligor (provided that to the extent such breach is subject to a notice period under Section 10 of the Deed, as modified by the Amendment, such notice periods shall run concurrently); or (3) any material representations of the Obligor or MSBF in the Guaranty, the MSBF Guaranty, this Agreement or the MSBF Security Agreement, as applicable, is not correct when made, the Trustee provides notice to the Obligor to remedy the misrepresentation, and the Obligor fails to remedy such misrepresentation within fourteen (14) days from the date notice of such misrepresentation was received by the Obligor (provided that to the extent such breach is subject to a notice period under Section 10 of the Deed, as modified by the Amendment, such notice periods shall run concurrently).

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranty” means that certain Guaranty, dated as of the date hereof, between the Obligor and the Trustee, as such Guaranty may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, binding guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including any binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any financing lease having substantially the same economic effect as any of the foregoing).

“Patent License” means any agreement, whether written or oral, providing for the grant by or to the Obligor of any right under any Patent, including any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (i) all letters patent of the United States or any other country or any political subdivision thereof and all reissues and extensions thereof, and (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Secured Obligations” means: (a) the prompt and complete payment when due (whether by acceleration or otherwise) of all monies guaranteed (including interest and charges thereon) by the Obligor to the Trustee under and pursuant to the Guaranty; and (b) any and all other liabilities and obligations of every name and nature whatsoever of the Obligor to the Trustee under the Guaranty and/or any other agreement or instrument executed and delivered pursuant thereto (including, for the avoidance of doubt, the Company’s obligations pursuant to the Deed and the Amendment guaranteed hereunder) whether such liabilities and obligations be direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, due or to become due, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to the Obligor, would have accrued on any Secured Obligation, whether or not a claim is allowed against the Obligor for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to Obligor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and (b) all renewals thereof.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the Obligor hereby grants, pledges and assigns to the Trustee, a continuing security interest in, and a right to set off against, any and all right, title and interest of the Obligor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all Copyrights;

(d)	all Copyright Licenses;

(e)	all Deposit Accounts;

(f)	all Documents;

(g)	all Equipment;

(h)	all Fixtures;

(i)	all General Intangibles;

(j)	all Instruments;

(k)	all Inventory;

(l)	all Investment Property;

(m)	all Letter-of-Credit Rights;

(n)	all Money;

(o)	all Patents;

(p)	all Patent Licenses;

(q)	all Securities Accounts;

(r)	all Software;

(s)	all Supporting Obligations;

(t)	all Trademarks;

(u)	all Trademark Licenses; and

(v)	all Accessions and all Proceeds of any and all of the foregoing.

The Obligor and the Trustee hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

3. Representations and Warranties. The Obligor hereby represents and warrants to the Trustee, that:

(a) Ownership. The Obligor is the legal and beneficial owner of the Collateral and has the right to pledge, sell, assign or transfer the same.

(b) Security Interest/Priority. This Agreement creates a valid security interest in favor of the Trustee in the Collateral and, when properly perfected by the filing of a UCC financing statement, shall constitute a valid, perfected, first priority security interest in such Collateral, to the extent such security interest can be perfected by filing a financing statement under the UCC, free and clear of all Liens. With respect to any Collateral consisting of a Deposit Account or held in a Securities Account, upon execution and delivery by the Obligor, the applicable depository bank or Securities Intermediary and the Trustee of an agreement granting control to the Trustee over such Collateral (an “Account Control Agreement”), the Trustee shall have a valid and perfected, first priority security interest in such Collateral. Obligor has no Deposit Accounts other than the Deposit Accounts for which an Account Control Agreement in favor of Trustee has been executed and delivered by Obligor.

(c) Contracts; Agreements. Obligor has no material contracts, agreements or licenses constituting Collateral which are non-assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein, except to the extent consent to the assignment and/or security interest, as applicable, has been obtained and remains in effect.

(d) Changes in Structure; Tradenames; Changes in Legal Name. The Obligor has not (i) been party to a merger, consolidation or other change in structure, (ii) used any tradename, or (iii) changed its legal name, in each case, in the five (5) years prior to the date hereof.

(e) All representations and warranties provided by the Obligor under the Amendment are incorporated herein.

4. Covenants. The Obligor covenants that the Obligor shall execute and deliver to the Trustee such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Trustee may reasonably request) and do all such other things as the Trustee may reasonably deem necessary or appropriate (i) to assure the Trustee of the creation, perfection and priority of the security interests hereunder, including (A) such instruments as the Trustee may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Trustee of its rights and interests hereunder, and, in furtherance of the foregoing, the Obligor hereby irrevocably makes, constitutes and appoints the Trustee, its nominee or any other person whom the Trustee may designate, solely upon the occurrence and during the continuance of a Default, as the Obligor’s attorney in fact with full power and for the limited purpose to sign in the name of the Obligor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Trustee’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the payment in full of the Secured Obligations. Obligor further covenants and agrees that it will not (i) open or maintain any Deposit Account other than the Deposit Account(s) for which Obligor has executed and delivered in favor of the Trustee an Account Control Agreement, or (ii) pledge or undertake to pledge or grant any security interest or lien in any of the Collateral to any third party (other than Non-Consensual Liens (as defined in the Amendment) and liens to secure the Secured Obligations).

5. Authorization to File Financing Statements. The Obligor hereby authorizes Trustee to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Trustee may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).

6. Remedies.

(a) General Remedies. Upon the occurrence and during the continuance of a Default, the Trustee shall have, in addition to the rights and remedies provided herein, in the Guaranty, in any other documents relating to the Secured Obligations, or by Law (including levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral) at such place and time or times as are commercially reasonable, to sell and deliver any or all Collateral held by or for it at public or private sale, at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as are commercially reasonable (subject to any and all mandatory legal requirements). The Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms that might have been obtained at a public sale. Neither the Trustee’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, the Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on the Obligor at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Trustee shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, the Trustee may be a purchaser at any such sale. To the extent permitted by applicable Law, the Obligor hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Trustee may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Trustee may further postpone such sale by announcement made at such time and place.

(b) Deposit Accounts. On or prior to July 31, 2019, the Trustee will have a blocked account control agreement on all of the Obligor’s Deposit Accounts. The Obligor agrees that the Trustee may prevent withdrawals or other dispositions of funds in Deposit Accounts, and the Trustee agrees that it will consent to withdrawals from the Deposit Accounts for the purposes of (i) paying the Obligor’s general expenses not in excess of USD 25,000 in any twelve-month period (ii) making non-regularly scheduled redemption payments on the Notes (as described and defined in the Deed) from amounts in the Deposit Account representing full or partial principal payments or prepayments (“Principal Paydowns”) and (iii) making regularly scheduled interest and principal payments on the Notes (as described and defined in the Deed) from all amounts in the Deposit Account other than Principal Paydowns.

(c) Access. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of a Default, the Trustee shall have the right to enter and remain upon the premises of the Obligor without cost or charge to the Trustee, and use the same, together with materials, supplies, books and records of the Obligor for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, upon the occurrence and during the continuance of a Default, the Trustee may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d) Nonexclusive Nature of Remedies. Failure by the Trustee to exercise any right, remedy or option under this Agreement, the Guaranty, any other document relating to the Secured Obligations, or as provided by Law, or any delay by the Trustee in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Trustee shall only be granted as provided herein. To the extent permitted by Law, neither the Trustee, nor any party acting as attorney for the Trustee, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder, as determined by a court of competent jurisdiction by final and non-appealable judgment. The rights and remedies of the Trustee under this Agreement shall be cumulative and not exclusive of any other right or remedy that the Trustee may have.

(e) Retention of Collateral. In addition to the rights and remedies hereunder, the Trustee may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Trustee shall have provided such notices, however, the Trustee shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Trustee is legally entitled, the Obligor shall be liable for the deficiency, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

7.	Rights of the Trustee.

(a) Power of Attorney. In addition to other powers of attorney contained herein, the Obligor hereby designates and appoints the Trustee and each of its designees or agents, as attorney- in-fact of Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of a Default:

(i) demand, collect, settle, compromise, adjust, and give discharges and releases, all as the Trustee may reasonably determine;

(ii) commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii) defend, settle or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Trustee may deem reasonably appropriate;

(iv) receive and open mail addressed to the Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of the Obligor on behalf of and in the name of the Obligor, or securing, or relating to such Collateral;

(v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Trustee were the absolute owner thereof for all purposes;

(vi) adjust and settle claims under any insurance policy relating thereto;

(vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Trustee may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(viii) institute any foreclosure proceedings that the Trustee may deem appropriate;

(ix) sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(x) pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xi) direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Trustee or as the Trustee shall direct;

(xii) receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(xiii) do and perform all such other acts and things as the Trustee may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until the termination of this Agreement. The Trustee shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Trustee in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Trustee shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. This power of attorney is conferred on the Trustee solely to protect, preserve and realize upon its security interest in the Collateral.

(b) The Trustee’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Trustee hereunder, the Trustee shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligor shall be responsible for preservation of all rights in the Collateral, and the Trustee shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligor. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Trustee accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Trustee shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 6 hereof, the Trustee shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale, except as required by applicable Law.

8. Application of Proceeds. Upon the acceleration of the Secured Obligations pursuant to Section 10 of the Deed, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Trustee or any Secured Party in Money, will be applied in reduction of the Secured Obligations.

9. Continuing Agreement.

(a) This Agreement shall remain in full force and effect until the Designated Date (as defined in the Guaranty). On the Designated Date, this Agreement and the security interests in the Collateral created by this Agreement shall be automatically terminated, and the Trustee shall, upon the request and at the expense of the Obligor, release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligor evidencing such termination.

(b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment of the Secured Obligations that is made on or prior to the Designated Date is rescinded or must otherwise be restored or returned by the Trustee, in whole or in part, as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event any such payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all costs and expenses (including any legal fees, charges and disbursements) incurred by the Trustee in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

10. Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated without the consent of the parties hereto.

11. Successors in Interest. This Agreement shall be binding upon the Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee and its successors and permitted assigns.

12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

13. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

14. Governing Law; Submission to Jurisdiction; Waiver of Venue. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT THE DETERMINATION OF WHETHER A DEFAULT HAS OCCURRED UNDER THE DEED SHALL BE GOVERNED BY ISRAELI LAW AS SET FORTH IN THE DEED. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE OBLIGOR AND THE TRUSTEE CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE OBLIGOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.

15. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE GUARANTY, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY

16. Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

17. Entirety. This Agreement, the Deed, the Amendment, the Guaranty and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings, if any.

[remainder of the page intentionally left blank; signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

OBLIGOR:	MEDLEY SLF FUNDING I LLC,
a Delaware limited liability company

By:
	Name:	Brook Taube
	Title:	Authorized Representative

TRUSTEE:

Accepted and agreed to as of the date first above written. MISHMERET TRUST COMPANY LTD.,

a [__________________]

By:
Name:
Title:

Annex F

Medley SLF Assets

F-1

Annex F

Medley SLF Assets

Rolled Forward 3/31/19 Fair Market Value	3/31/19 Fair Market Value	Mark	Issuer	Industry	Asset Description	Security Lien Position	Vintage	Internal Rating	Maturity Date
$6,100,000	$6,100,000	100.00	DataOnline Corp.	High Tech Industries	First Lien Term Loan	First Lien	2018	1	07/31/2025
4,363,040	3,727,040	99.16	Barry’s Bootcamp Holdings, LLC	Services : Consumer	Revolving Credit Facility	First Lien	2017	1	7/14/2022
5,061,750	5,061,750	100.00	Alpine SG, LLC	High Tech Industries	Term Loan	First Lien	2017	2	11/16/2022
2,444,350	2,444,350	100.00	Alpine SG, LLC	High Tech Industries	Delayed Draw Term Loan	First Lien	2017	2	11/16/2022
6,670,000	6,670,000	100.00	US Multifamily, LLC	Banking, Finance, Insurance & Real Estate	First Lien Term Loans	First Lien	2014	2	6/17/2021
						Second
1,997,600	1,997,600	99.88	Starfish Holdco, LLC	High Tech Industries	Second Lien Term Loans	Lien	2017	2	8/18/2025
3,184,596	3,184,596	100.00	L&S Plumbing Partnership, Ltd.	Construction & Building	Term Loan	First Lien	2017	1	02/15/2022
$29,821,335	$29,185,335

F-2

Annex G

Form of Certificate re Transfer of Medley SLF Assets

G-1

Certificate re Transfer of Medley SLF Assets

This Certificate is delivered in connection with the Amendment to Deed of Trust dated July [__], 2019 (the “Amendment”), between (1) Mishmeret Trust Company Ltd. (the “Trustee”) and (2) Medley Capital Corporation (the “Company”), Medley Small Business Fund, LP (“Medley Small Business Fund”) and Medley SLF Funding I LLC (“Medley SLF”).

Capitalized terms used but not defined in this Certificate have the meanings assigned to such terms in the Amendment.

The Company and Medley SLF hereby certify to the Trustee that the Medley SLF Assets have been transferred to Medley SLF.

Dated: July [__], 2019.

MEDLEY CAPITAL CORPORATION

By:
Name:
Title:

MEDLEY SLF FUNDING I LLC

By:
Name:
Title:

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Annex H

Form of UCC Termination Statement

H-1

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Jacqueline Marenick, Paralegal Eversheds Sutherland (US) LLP
999 Peachtree Street NE Atlanta, GA 30309-3996

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER [file number], filed [mm/dd/yyyy]	1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13

2. ☑	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐	ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐	PARTY INFORMATION CHANGE:

Check one of these two boxes:		AND Check one of these three boxes to:
This Change affects	☐ Debtor or	☐ Secured Party of record	☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c	☐ ADD name: Complete item 7a or 7b, and item 7c	☐ DELETE name: Give record name to be deleted in item 6a or 6b

6.	CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7.	CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name)
7a. ORGANIZATION’S NAME
OR	7b. INDIVIDUAL’S SURNAME
INDIVIDUAL’S FIRST PERSONAL NAME
	INDIVIDUAL’S ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7c.	MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

8.	☐ COLLATERAL CHANGE: Also check one of these four boxes:	☐ ADD collateral	☐ DELETE collateral	☐ RESTATE covered collateral	☐ ASSIGN collateral
Indicate collateral:

9.

NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)

If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

OR	9a. ORGANIZATION’S NAME Mishmeret Trust Company Ltd.
	9b. INDIVIDUAL’S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10.	OPTIONAL FILER REFERENCE DATA:
Delaware Secretary of State/Medley SLF Funding I LLC

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

H-2

Annex I

Form of Officer’s Certificate

I-1

Officer’s Certificate under Section 17.10 of Amendment to Deed of Trust

This Certificate is delivered pursuant to Section 17.10 of the Amendment to Deed of Trust dated July [ ], 2019 (such amendment including the annexes attached thereto - the “Amendment”), between (1) Mishmeret Trust Company Ltd. (the “Trustee”) and (2) Medley Capital Corporation (the “Company”), Medley Small Business Fund, LP (“Medley Small Business Fund”) and Medley SLF Funding I LLC (“Medley SLF”). Capitalized terms used but not defined in this Certificate have the meanings assigned to such terms in the Amendment.

The undersigned, in his capacity as a senior officer of each of the Company, Medley Small Business Fund and Medley SLF hereby certifies to the Trustee as follows:

(i)	the resolutions required for the purpose of entering into the Amendment and granting the security interests and liens and guarantees described therein have been adopted;

(ii)	there are no conflicting and/or contradictory undertakings on the part of the Company or Medley Small Business Fund or Medley SLF in connection with entering into the Amendment and granting the security interests and liens and guarantees described therein; and

(iii)	the laws of the United States are those applicable to the grant of the security interests and liens and guarantees described in the Amendment.

Dated: July [__], 2019.

Name:
As a senior officer of each of the Company, Medley Small Business Fund and Medley SLF

I-2

Annex J

Medley Small Business Fund Assets

J-1

Annex J

Medley Small Business Fund Assets

Rolled Forward 3/31/19 Fair Market Value	3/31/19 Fair Market Value	Mark	Issuer	Industry	Asset Description	Security Lien Position	Vintage	Internal Rating	Maturity Date
7,565,253	$7,554,700	99.17	Barry's Bootcamp Holdings, LLC	Services: Consumer	First Lien Term Loans	First Lien	2017	1	7/14/2022
7,369,939	7,367,171	99.69	Black Angus Steakhouses, LLC	Hotel, Gaming & Leisure	First Lien Term Loans	First Lien	2015	2	4/24/2020
44,643	580,357	100.00	Black Angus Steakhouses, LLC (Revolver)	Hotel, Gaming & Leisure	First Lien Term Loans	First Lien	2015	2	4/24/2020
-	-	100.00	Black Angus Steakhouses, LLC(Revolver Unfunded)	Hotel, Gaming & Leisure	First Lien Term Loans	First Lien	2015	2	4/24/2020
1,070,887	1,070,887	100.00	Central States Dermatology Services, LLC	Healthcare & Pharmaceuticals	First Lien Term Loans	First Lien	2017	2	4/20/2022
406,298	406,298	100.00	Central States Dermatology Services, LLC (DDTL)	Healthcare & Pharmaceuticals	First Lien Term Loans	First Lien	2017	2	4/20/2022
10,793,200	10,885,188	98.12	FKI Security Group LLC	Capital Equipment	First Lien Term Loans	First Lien	2015	3	3/30/2020
3,160,053	3,160,052	96.58	Impact Sales, LLC - Converted TL	Services: Business	First Lien Term Loans	First Lien	2016	3	6/27/2023
9,155,771	9,155,771	96.58	Impact Sales, LLC - New DDTL	Services: Business	First Lien Term Loans	First Lien	2016	3	6/27/2023
8,514,997	8,548,300	93.68	InterFlex Acquisition Company, LLC	Containers, Packaging & Glass	First Lien Term Loans	First Lien	2017	3	8/18/2022
304,735	304,735	100.00	RateGain Technologies, Inc. (First Seller Note)	Hotel, Gaming & Leisure	Unsecured Debt	Unsecured	2014	3	7/31/2020
304,735	304,735	100.00	RateGain Technologies, Inc. (Second Seller Note)	Hotel, Gaming & Leisure	Unsecured Debt	Unsecured	2014	3	7/31/2021
4,845,145	9,690,290	100.00	SFP Holding, Inc. (Converted TL)	Construction & Building	First Lien Term Loans	First Lien	2017	2	9/1/2022
1,880,659	3,761,318	100.00	SFP Holding, Inc. (DDTL)	Construction & Building	First Lien Term Loans	First Lien	2017	2	9/1/2022
736,905	736,905	1.00	SFP Holding, Inc. (Equity)	Construction & Building	Equity	Equity	20172
2,827,952	2,827,952	38.58	Ship Supply Acquisition Corporation	Services: Business	First Lien Term Loans	First Lien	2015	5	7/31/2020
3,634,906	13,721,203	100.00	Walker Edison Furniture Company LLC	Consumer goods: Durable	First Lien Term Loans	First Lien	2018	1	9/26/2024
$62,616,078

J-2